PRIVATE AND CONFIDENTIAL The Directors Mix Telematics Limited P O Box 12326 Vorna Valley 1686 Attention: Paul Dell Date Direct telephone In reply please quote number our reference 24 January 2020 (011) 721-5872 M Napo/B Hendricks/S Chikepe/EV Dear Sirs FIRST AMENDMENT TO EXISTING FACILITY LETTER 1. We, The Standard Bank of South Africa Limited (Registration Number 1962/000738/06) ("the Bank") refer to the facility letter from the Bank to Mix Telematics Limited (Registration Number: 1995/013858/06) ("the Customer") dated 21 February 2018, as amended, varied or supplemented from time to time ("the Facility Letter"). The Bank and the Customer (hereinafter collectively referred to as "the Parties") wish to amend the provisions of the Facility Letter as set out in this first amendment letter ("First Amendment Letter"). 2. Any definitions contained in the Facility Letter, shall apply mutatis mutandis to the provisions of this First Amendment Letter unless the context indicates otherwise. 3. The amendments contained in this First Amendment Letter which are, in the opinion of the Bank, for the benefit of the Customer, shall only become of force and effect upon the fulfilment to the satisfaction of the Bank of the following conditions precedent: 3.1. that together with this First Amendment Letter, the Bank is furnished with a certified copy/ies of the supporting resolution/s in relation to this First Amendment Letter along the lines of the enclosed specimen/s or in a format otherwise acceptable to the Bank; and 3.2. that the Bank is satisfied that the borrowing powers of the Customer, each of the security providers and Additional Parties as provided for in their memorandum of incorporation or equivalent constitutional documents are unlimited, or alternatively that the Facilities are within the amount authorised by the Customer, each of the security providers and each of the Additional Parties in terms of their borrowing powers. 4. To the extent that the Bank allows the Customer to utilise the Facilities prior to the fulfilment of any or all the conditions precedent, the Customer shall be obliged to ensure that such conditions are fulfilled upon the Bank requiring the Customer to do so ("the Deferred Conditions"). 5. The conditions precedent in paragraph 3 above is/are for the benefit of the Bank, which may waive any of the said conditions precedent in its sole discretion. 6. Subject to paragraph 4, with respect to any increase to Limit/s, the limit/s previously in place shall be applicable until such time as the said conditions precedent have been fulfilled, waived or become Deferred Conditions. 7. Upon the acceptance of this First Amendment Letter by the Customer, each of the security providers and Additional Parties, and, in the case only of amendments which are, in the opinion of the Bank, for the benefit of the Customer, the fulfilment and/or waiver of the above conditions precedent, the Facility Letter shall be amended with effect from date of signature hereto (“the Effective Date”), by: 7.1. deleting the table of Limits in paragraph 1 of the Facility Letter and replacing it with the following table: Standard Bank Centre 30 Baker Street Rosebank 2196 / PO Box 61690 Marshalltown 2107 South Africa / standardbank.co.za Tel. Switchboard: +27 (0)11 721 9000 The Standard Bank of South Africa Limited (Reg. No. 1962/000738/06) Authorised financial services provider and registered credit provider (NCRCP15) INITIALS Directors: TS Gcabashe (Chairman) L Fuzile* (Chief Executive) A Daehnke* MA Erasmus1 GJ Fraser-Moleketi Hao Hu2 GMB Kennealy JH Maree NNA Matyumza KD Moroka ML Oduor-Otieno3 AC Parker ANA Peterside CON4 MJD Ruck PD Sullivan5 SK Tshabalala* JM Vice Lubin Wang2 Company Secretary: Z Stephen - 12/07/2019 *Executive Director 1British 2Chinese 3Kenyan 4Nigerian 5Australian

Page 2 of 3 "1. The Facilities Nature of Facility "Maximum Aggregate Limit"/ "Limit/s" Working Capital Facility R 25 000 000 Customer Foreign Currency R 64 000 000 Account Overdraft Facility (subject to paragraph 4.5 of the Facility Letter) Vehicle and Asset Finance R 8 000 000 Fleet Management Services R 500 000 Guarantees by Bank  Performance Guarantees R 9 000 000 R 1 000 000  Financial Guarantees Derivative Products Trading R 50 000 Facility ” 7.2. deleting Appendix A and Appendix B in their entirety and replacing them with the new Appendix A and Appendix B attached hereto. 8. Save for the amendments referred to herein, the Facility Letter shall be unaltered and continues to be of full force and effect. 9. In the event of any ambiguity arising or conflict existing between the provisions of this First Amendment Letter and the provisions of the Facility Letter, the provisions of this First Amendment Letter shall prevail. 10. This First Amendment Letter, once signed by the Parties, together with the Facility Letter, constitutes the whole agreement between the Parties in relation to the subject matter hereof and no variation or addition hereto, nor any consensual cancellation of the terms and conditions of this First Amendment Letter shall be of any force or effect unless reduced to writing and signed by the Parties. 11. This First Amendment Letter may be signed by the signatories hereto in counterparts and each signed copy shall together constitute one document. 12. Each provision of this First Amendment Letter is severable, the one from the other and, if at any time any provision is or becomes or is found to be illegal, invalid, defective or unenforceable for any reason by any competent court, the remaining provisions shall be of full force and effect and shall continue to be of full force and effect. 13. To indicate your acceptance of the aforegoing, kindly initial each page of the attached duplicate of this First Amendment Letter (including any appendices hereto), sign the acknowledgement on the final page of this First Amendment Letter and return same to the Bank on or before, 15 May 2020 when the offer to amend the Facility Letter as contained in this First Amendment Letter expires ("the Expiry Date"). This Amendment Letter shall be of no force and effect unless and until it is signed by the Parties on or before the Expiry Date. Yours faithfully Signature: _________________________________ Name: Raven Moodley Designation: SA Head: Telecoms, Media & Technology INITIALS

Page 3 of 3 ACKNOWLEDGEMENT BY CUSTOMER TERMS AND CONDITIONS ACCEPTED SIGNED AT _____________________________ ON _________________________ 2020. For: Mix Telematics Limited (Registration Number: 1995/013858/06) Signature: __________________________________ _____________________________ Name: __________________________________ _____________________________ Designation: ___________________________________ _____________________________ Physical Address: ___________________________________ ___________________________________ Telephone No.: ___________________________________ Facsimile No.: ___________________________________ INITIALS

RESOLUTION AT A MEETING OF THE DIRECTORS OF MIX TELEMATICS LIMITED (REGISTRATION NUMBER: 1995/013858/06) ("THE CUSTOMER") HELD AT ____________________________ ON THE _________________________ 2020. IT WAS RESOLVED THAT: 1. the Customer accepts the amendments to the facility letter dated 21 February 2018 ("the Facility Letter") from The Standard Bank of South Africa Limited ("the Bank") to the Customer as provided in the first amendment letter to the Facility Letter dated on or about 24 January 2020 ("the First Amendment Letter") which has been laid before and approved by this meeting, prior to signature thereof by the authorised signatories stipulated below; 2. ____________________ and ___________________ (whose specimen signature appears below) in their capacities as ________________ and _______________ be and hereby are authorised to accept, negotiate, approve and execute the First Amendment Letter on behalf of the Customer, giving effect to the amendment/s contemplated therein. IT IS HEREBY CERTIFIED THAT: a) the borrowings contemplated in the Facility Letter and the First Amendment Letter, are within the borrowing powers of the Customer and its directors; b) the specimen signatures of the authorised signatories in terms of the above resolution are as follows: Authorised Signatory Authorised Signatory CERTIFIED A TRUE EXTRACT OF THE MINUTES OF THE MEETING: Signature______________________________ Chairman of the Meeting Signature______________________________ Company Secretary _________________________ Date OR ALL OF THE DIRECTORS / MAJORITY OF THE DIRECTORS TO SIGN _________________________ Date

APPENDIX A GENERAL TERMS AND CONDITIONS birth, education, identity number, telephone number, 1 Definitions email, postal or street address, biometric information and financial, criminal or employment history as well as In this Facility Letter: correspondence sent by the person that is implicitly or 1.1 where a term is defined in either the Offer Letter or the explicitly of a private or confidential nature or further appendices thereto, it shall bear the meaning assigned correspondence that would reveal the contents of the to it throughout the Facility Letter; 1.2 "Bank Account" shall mean any bank account held by original correspondence; 1.14 "Prime" shall mean the publicly quoted basic rate of the Customer with the Bank from time to time; 1.3 "Business Day" shall mean any day which is not a interest per annum ruling from time to time (as certified by any manager or divisional executive of the Bank, Saturday, Sunday or official public holiday in South whose appointment it shall not be necessary to prove) Africa or the country of incorporation of the Customer at which the Bank lends on overdraft; and, in the case of an offshore loan, not an official 1.15 "Sanctioned Entity" shall mean a person or entity public holiday in the country of the currency in which sanctioned by a Sanctioning Body; the loan has been or is requested to be granted, or in 1.16 "Sanctioning Body" shall mean any one or a the Isle of Man (in the case where the loan has been combination of the following: the Office of Foreign or is requested to be granted out of the Isle of Man); 1.4 "Code" means the United States Internal Revenue Assets Control of the Department of Treasury of the United States of America, the United Nations Security Code of 1986; 1.5 "Companies Act" shall mean the Companies Act 71 Council, the European Union’s Common Foreign and Security Policy, Her Majesty’s Treasury of the United of 2008, as amended from time to time; 1.6 "Event of Default" shall mean the occurrence of any Kingdom, the French Ministry of Economy, Finance and Industry and any other sanctioning body event detailed in paragraph 11 of this Appendix A; 1.7 "FATCA" shall mean – recognised by the Bank from time to time; 1.17 "Signature Date" shall mean the date of signature of 1.7.1 sections 1471 to 1474 of the Code or any associated the Facility Letter by the Customer; regulations or other official guidance; 1.18 "Subsidiary" shall bear the meaning assigned thereto 1.7.2 any treaty, law, regulation or other official guidance in the Companies Act. “ enacted in any other jurisdiction, or relating to an 1.19 "Use" shall mean to utilise, draw down under, request intergovernmental agreement between the United the issuance of any Instrument/s under or in terms of States of America and any other jurisdiction, which (in or otherwise avail of the Facilities. "Used" will have a either case) facilitates the implementation of paragraph similar meaning; 1.7.1 above; or 1.20 words importing the singular shall include the plural, 1.7.3 any agreement, pursuant to the implementation of and vice versa and words importing natural persons paragraph 1.7.1 and 1.7.2 above, with the United shall include legal persons, and vice versa; States Internal Revenue Service, the United States 1.21 when any number of days is prescribed in this Facility government or any governmental or taxation authority Letter, same shall be reckoned exclusively of the first in any other jurisdiction; 1.8 "FATCA Deduction" means a deduction or and inclusively of the last day; 1.22 no provision herein shall be construed against or withholding from a payment under the Facility Letter as interpreted to the disadvantage of any party by reason required by FATCA; 1.9 "Increased Costs" shall mean any and all additional of such party having or being deemed to have structured, drafted or introduced such provision; and costs to, or reduction in the amount payable to, or a 1.23 for the purposes of this Facility Letter, "the Customer" reduction in the overall return which would have been shall mean the Customer and/or any Additional Parties achieved by the Bank on its capital or regulatory capital to the extent either the Customer and/or the Additional but for the Bank having entered into, or which is Parties are allowed to Use the Facilities. attributable to the Bank entering into, performing its obligations, maintaining a commitment or funding its obligations under the Facility Letter; 2 Duration and Repayment of Facilities 1.10 "Laws" shall mean laws, ordinances, Regulations, Notwithstanding any other provision of the Facility judgements and orders of any competent court, central Letter: bank or governmental agency or authority having the 2.1 the Maximum Aggregate Limit for each Facility may be force of law in any relevant jurisdiction; terminated by the Bank by notice to the Customer to 1.11 "Old Companies Act" shall mean the Companies Act that effect in which event the relevant Facility/ies shall 61 of 1973 (as amended); either be cancelled immediately or from any 1.12 "Regulation" shall mean any regulation, rule, official subsequent date stated in that notice and all amounts directive, request or guideline (whether or not having outstanding under the cancelled Facility/ies shall force of law) or any such directive analogous to the become immediately repayable; and/or aforegoing, which the Bank has elected and/or is 2.2 the Bank may, by notice to the Customer, require all obliged to comply with and/or which is in accordance amounts outstanding under all or a particular with the practice of a responsible banker (in its sole, Facility/ies to be repaid immediately or by any later absolute and unfettered discretion) of any date stated in such notice, or require cash collateral or governmental, intergovernmental, supranational body, other security ("the Collateral") to be provided to the agency, department or of any regulator, self-regulating Bank for any contingent liabilities to the Bank under the body or other authority or organisation; Facility Letter, including any contingent liabilities under 1.13 "Personal Information" shall mean information guarantees or letters of credit and/or the Instruments; relating to an identifiable, natural or juristic person, and/or including but not limited to, information relating to race, 2.3 the Maximum Aggregate Limit for each Facility may be gender, sex, marital status, nationality, ethnic or social reduced by the Bank by notice to that effect to the origin, colour, sexual orientation, age, physical or Customer, in which event all amounts in excess of the mental health, religion, belief, disability, language, INITIALS T3

Limit/s so reduced shall become immediately 5.4 all information provided by the Customer and/or repayable; Additional Parties to the Bank is true and correct; 2.4 if a payment in terms of a Facility falls due on a day 5.5 the memorandum of incorporation or equivalent which is not a Business Day, then such payment shall constitutional documents, as the case may be, of the be made on the following Business Day, or if such day Customer and each Additional Party has not been falls in the next calendar month and the Bank so amended since the furnishing of same to the Bank; requires, the immediately preceding Business Day, 5.6 no Event of Default has occurred or is continuing; and the relevant interest period shall be adjusted 5.7 it and the Additional Parties have read and understood accordingly; the Bank’s privacy statement, which statement is 2.5 all amounts outstanding under each Facility shall be available on the Bank’s website ("the Privacy repayable in the currency in which such Facility was Statement") and agree to be bound thereby and advanced, unless otherwise agreed in writing by the further acknowledge that the Bank may change this Bank. Privacy Statement. Such changes will be placed on the website and the latest version of the Bank’s Privacy 3 Excess Use and Penalty Interest Statement will replace all earlier versions of it, unless expressly stated otherwise; 3.1 Without prejudice to any other rights the Bank may 5.8 it hereby provides the necessary consents required (as have: detailed in the Privacy Statement), and confirms all 3.1.1 any excess Use above the Maximum Aggregate Limit consents from any person or entity to whom the of a Facility shall attract additional interest at a rate of Personal Information relates have been obtained, to 5% per annum above the rate applicable to such ensure compliance by the Customer, the Additional Facility. Parties and the Bank with all relevant Laws; 3.1.2 at any time after the occurrence of an Event of Default, 5.9 it will file all Annual Returns in the prescribed form and the Bank shall be entitled to levy penalty interest on prescribed manner together with the prescribed fee in any amounts owing under the Facilities and/or the accordance with section 33 of the Companies Act and Facility Letter at the rate of 5% per annum above furthermore will provide the Bank with a copy of the Prime, compounded monthly in arrears, from the date Registrar of Companies’ certificate confirming of the occurrence of an Event of Default up to and submission of such Annual Returns as soon as they including the date of remedy of the Event of Default or are due, for each year in question, for the duration of the date of permanent repayment of all amounts owing the Facilities; under the Facilities and/or the Facility Letter, whichever 5.10 it and the Additional Parties will not Use or otherwise is the earlier. make available the proceeds of any of the Facilities and/or Instruments for the purposes of benefitting 4 Free of Deduction/Allocation of Payments and/or financing, directly or indirectly, the activities of 4.1 All amounts paid to the Bank under the Facility Letter any person or entity which is a Sanctioned Entity or in shall be made free of deduction and without any a country which is subject to any sanctions imposed by withholding or set-off whatsoever in immediately a Sanctioning Body; available funds. Should the Customer (or any 5.11 it, its affiliates and the Additional Parties are not Additional Party) be compelled by law to withhold or involved in any illegal or terrorist activities; deduct any taxes or other charges from any amounts 5.12 it is not (and no Additional Party is) and will ensure that payable to the Bank, the amounts payable to the Bank it will not be (and no Additional Party will be): shall be increased to the extent necessary to ensure 5.12.1 subject to FATCA. that the Bank receives the amounts payable, free of 5.12.2 required to make any FATCA Deduction on account of such withholding or deduction. any payment made or to be made by it under this 4.2 The Bank will be entitled to allocate any payments Facility Letter. received under the Facility Letter to any indebtedness of the Customer (or any Additional Party) to the Bank. 6 Change in Circumstances and Commitment Fee 6.1 Notwithstanding anything contained in the Facility 5 Warranties and Representations Letter to the contrary, if any change to or introduction The Customer and each Additional Party warrants and of any Law (and without derogating from the generality represents to the Bank on the Signature Date and on of the aforegoing) including: each date which a Facility is Used, that: 6.1.1 any change in banking practice, as it affects or is 5.1 it and each Additional Party has full power to enter into applied generally by any financial institution in the and perform in terms of the Facility Letter and has Republic of South Africa; and/or taken all necessary corporate and other actions to 6.1.2 a requirement or a request by any authority, to pay enter into the Facility Letter and to Use the Facilities; taxes or other amounts whatsoever or to maintain 5.2 it and each Additional Party has complied, and will special deposits or reserve assets; and/or continue to comply, with all Laws to which such party 6.1.3 any compliance by the Bank with any reserve, cash is subject including, without limitation, to Laws and ratio, special deposit or liquidity requirements (or any practices relating to the protection of the environment other similar requirements) in respect of the Facility and their social responsibility applicable to each of Letter; and/or them in each jurisdiction in which the Customer and/or 6.1.4 any compliance with and/or application of (whether the Additional Parties conduct business (its/their mandatory or not) any capital adequacy or similar "Environmental and Social Responsibility"); requirements, including but not limited to the provisions 5.2.1 it is not aware of any circumstances which may prevent of the International Convergence of Capital full compliance by both the Customer and each of the Measurement and Capital Standards (a revised Additional Parties with its/their Environmental and framework) (i.e. BASEL II) or any other standards or Social Responsibility in future; guidelines published by the Basel Committee on 5.3 the Facilities constitute legal, valid, binding and Banking Supervision (including BASEL III), by the Bank enforceable obligations of the Customer and/or the or any of its divisions, or any interpretation or Additional Parties; administration thereof, INITIALS T3 results in any Increased Costs, the Bank reserves the 9.1.7 the breach of any representations, warranties and/or right to recover such additional costs from the undertakings set out in this Facility Letter; Customer on demand. 9.1.8 payment or settlement of any claim(s) in terms of the 6.2 To the extent that the Bank is required to observe Instrument(s) should the beneficiary (ies), its/their reserving requirements for maintaining unused parent company or its/their substantial shareholder/s facilities, the Bank reserves the right to levy a become the subject of sanctions established by a commitment fee at its usual rates prevailing from time Sanctioning Body; and/or to time and in accordance with normal banking 9.1.9 any circumstances beyond the Bank’s reasonable practice, for keeping any unused portion of the control, such as (without limitation), uncontrollable Facilities at the Customer’s disposal. natural forces in operation, strikes or labour disputes, riot, civil commotion or unrest; any type of restriction 7 Security Valuation imposed (or action taken) by a Sanctioning Body or a governmental or statutory authority or any other third 7.1 The Bank and the Customer agree that, should the party; any interruption, delay, power cuts, failure or Customer provide security over certain assets to the malfunction in any equipment, electronic data terminal, Bank, then these assets may be valued by external network or other system; change in any Laws or any valuators acceptable to the Bank and/or such assets change in the interpretation, application or may be valued by the Bank itself for so long as the enforcement thereof; regulation of the banking Facilities are made available to the Customer. industry; exchange or currency controls or restrictions, 7.2 The Customer agrees that the costs of any valuation devaluations or fluctuations or currency shall be borne by the Customer and payable on redenomination; availability of funds or market demand. Where such valuation is performed by the conditions which prevent the Use of Facilities; or any Bank, the Bank shall determine the costs payable by similar causes; and/or the Customer in the calculation thereof. 9.1.10 any amounts owing by the Customer and/or the Additional Party to the Bank under the Bank Accounts 8 Switching between Facilities from time to time due to the establishment of an 8.1 The Customer shall be entitled to request that all or part increase or decrease to the amount of the intraday of any unused portions of the Maximum Aggregate electronic payment processing limit in respect of the Limit for a particular Facility be allocated to another Bank Accounts and/or the relevant electronic banking Facility. Should the Bank agree to such request and profile or an Instruction received by the Bank to whether such agreement is notified to the Customer or process payments regardless of whether or not there not, the Maximum Aggregate Limit/s for the Facility/ies are sufficient funds in the Bank Accounts or a sufficient in question shall be deemed to be amended limit in respect thereof, (hereinafter collectively referred accordingly. If a re-allocation is made in terms of this to as "the Owing Amounts"). paragraph to a type of facility not previously granted, 9.2 The Owing Amounts shall be repaid to the Bank such new facility will be deemed to have been immediately together with any costs or expenses incorporated in the Offer Letter and accordingly in the related thereto. definition of the "Facilities", and the Maximum 9.3 The indemnity detailed in paragraph 9.1 will not be Aggregate Limit for such Facility shall be the amount affected by any act or omission of the Bank and/or its allocated thereto. employees. 8.2 In the event of the Maximum Aggregate Limit of any of 9.4 The Bank will not be liable for any loss, damage, the Facilities being exceeded at any time, the Bank claims, costs or any other liability, which may arise as may without notice and without prejudice to any of its a result of: other rights as a result of such breach, in its sole 9.4.1 the Bank not detecting that a party is subject to discretion, elect to eliminate such excess by sanctions imposed by a Sanctioning Body unless the appropriating the whole or any portion of the Maximum Bank is required by Law to do so; Aggregate Limit/s allocated to the remaining Facilities 9.4.2 the Customer and/or any Additional Party becoming which are unused to increase the Maximum Aggregate subject to sanctions imposed by any Sanctioning Body; Limit of the Facility which is in excess. The Bank shall 9.4.3 the Customer and/or any Additional Party attempting to also be entitled, but not obliged, to reallocate Limits in Use (or otherwise make available the proceeds of) any terms of this paragraph to the extent that a request of the Facilities and/or Instruments for the purpose of from the Customer or an Additional Party to Use a benefitting and/or financing, directly or indirectly, the particular Facility would cause the Maximum activities of any person or entity which is a Sanctioned Aggregate Limit in respect of such Facility to be Entity or in a country which is subject to any sanctions exceeded. imposed by any Sanctioning Body; or 9.4.4 the seizure, blocking, or withholding of any funds in 9 Indemnity relation to the Customer and/or the Additional Party (as 9.1 The Customer hereby indemnifies the Bank against the case may be) by any Sanctioning Body. any loss, damage, claims, costs or any other liability, which may arise as a result of: 10 Instruction Indemnity 9.1.1 the Bank’s compliance with Laws; 10.1 Notwithstanding anything to the contrary contained in 9.1.2 the Bank acting or declining to act on an Instruction (as this Facility Letter, a written instruction which purports such term is defined in paragraph 10 below); to emanate from the Customer and is transmitted by 9.1.3 any excess Use in respect of the Facilities; the Customer, or by any purportedly duly authorised 9.1.4 the Bank exercising its rights or performing its third party on behalf of the Customer, to the Bank by obligations under or in terms of this Facility Letter facsimile transmissions or by means of email (including, without limitation, paragraph 10 below); messages ("Instruction/s") shall be adequate written 9.1.5 the Customer exercising its rights or performing its notice to the Bank in terms of this Facility Letter. obligations under or in terms of this Facility Letter; 10.2 The Customer hereby authorises the Bank to accept 9.1.6 the seizure, blocking or withholding of any funds by any and act on any Instructions which the Bank would Sanctioning Body; INITIALS T3 ordinarily accept if the Instruction/s was/were its debts, suspends or threatens to suspend payment presented in an original written format. of all or a material part of (or of a particular type of) its 10.3 The Bank will not accept responsibility for any loss indebtedness to any other creditors, commences (consequential or otherwise) incurred by the Customer negotiations or takes any other step with the view to as a result of the Bank acting or declining to act (wholly the deferral, rescheduling or other re-adjustment of all or in part) on Instruction/s which the Bank believes to of (or all of a particular type of) its indebtedness to have emanated from the Customer, and the Customer creditors (or of any part of such indebtedness which it hereby waives any and all claims it may have now or in will or might otherwise be unable to pay when due), future against the Bank arising directly or indirectly proposes or makes a general assignment or an from any losses or damages which the Customer may arrangement or composition with or for the benefit of suffer as a result of the Bank acting or declining to act its creditors or a moratorium is agreed or declared in (wholly or in part) on any Instruction. respect of or affecting all or a part of the indebtedness 10.4 The fact that any Instruction (including facsimile of the Customer or of any surety or guarantor for the Instructions) may later be shown to be in any way false, Customer’s indebtedness to the Bank (as the case may inaccurate, unauthorised or otherwise not authentic, be); will not be an impediment to the Bank's rights in terms 11.1.8 if an attachment, execution or other legal process is of this Facility Letter. levied, enforced, issued or sued out on or against any assets of the Customer or of any surety or guarantor 11 Events of Default for the Customer’s indebtedness to the Bank, and is not discharged or stayed within 30 days; 11.1 For the purposes of the Facility Letter each of the 11.1.9 if the board of directors of the Customer and/or board following events shall be regarded as an Event of of directors of any surety or guarantor for the Default: Customer’s indebtedness to the Bank, resolve that the 11.1.1 if the Customer fails to pay any sum due by it to the said party voluntarily begins business rescue Bank or to Standard Bank Group Limited or any other proceedings and be placed under supervision under Subsidiary or associate company of Standard Bank section 129(1) of the Companies Act or if any steps of Group Limited, on the due date therefor; whatsoever nature are taken by the board of directors 11.1.2 if the Customer defaults in the due and punctual of any of the aforementioned parties with the objective performance of any other obligation under the Facility of commencing business rescue proceedings; Letter or under any other agreement between the 11.1.10 if the Customer and/or any surety or guarantor for the Customer and the Bank or between the Customer and Customer’s indebtedness to the Bank, at any time and Standard Bank Group Limited or any other Subsidiary for whatever reason becomes deregistered or or associate company of Standard Bank Group dissolved or otherwise loses its corporate existence; Limited; 11.1.11 if an application is made by any person to place the 11.1.3 should the Bank become aware, at any time of a fact Customer and/or any surety or guarantor for the or circumstance (whether same was present at the Customer’s indebtedness to the Bank under, or an date of signature of the Facility Letter or arose order is granted by a court of competent jurisdiction thereafter) which leads the Bank to believe or suspect placing it under, supervision and commencing that any representation or warranty or undertaking business rescue proceedings under section 131(1) of made or represented either in respect of the Customer the Companies Act or if any steps of whatsoever nature in or pursuant to the Facility Letter or in any documents are taken by any person in respect of any of the delivered under the Facility Letter, is not complied with aforementioned parties with the objective of or is incorrect (or becomes incorrect at any time) in any commencing business rescue proceedings; respect; 11.1.12 if at any time, the amount outstanding under a Facility 11.1.4 if the Customer is deemed to be unable to pay its debts granted to the Customer exceeds the Maximum in accordance with the provisions of section 345 of the Aggregate Limit for that Facility, or the total amounts Old Companies Act, becomes financially distressed (as outstanding under all of the Facilities exceed the total such term is defined in section 128 of the Companies of the Maximum Aggregate Limits for each Facility; Act), fails to satisfy the solvency and liquidity test as 11.1.13 if the performance of any rights or obligations under the set out in section 4 of the Companies Act, defaults in Facility Letter (including, without limitation, under the the payment of any of its debts (of whatsoever nature Instruments) becomes illegal, invalid or unenforceable or amount) when due, or defaults generally in the for whatever reason or any security given to the Bank payment of its liabilities; in respect of the Customer’s indebtedness to the Bank 11.1.5 if any process issued on a judgment, decree or order becomes illegal, invalid or unenforceable for whatever of any court in favour of a creditor of the Customer is reason; returned by the sheriff or other messenger of the court 11.1.14 if any other party which owes any obligations to the with an endorsement that he has not found sufficient Bank in connection with the Facilities (including but not disposable property to satisfy the judgment, decree or limited to obligations in terms of negative pledges, order or that any disposable property found did not undertakings, security or subordinations), breaches upon sale satisfy such process; any of such obligations; 11.1.6 if a resolution is taken by the members or shareholders 11.1.15 if the auditors of the Customer in any financial of the Customer or the members or shareholders of statements of the Customer published after the date of any surety or guarantor for the Customer’s the last set of audited financial statements furnished to indebtedness to the Bank, to voluntarily wind-up any of the Bank, or if none have been so furnished, after the the said parties or if any of the said parties or any of Signature Date, materially qualifies that annual their assets become subject to any sequestration, statement in any respects or inserts a note in the liquidation or business rescue, whether provisional or supporting documents to that financial statement final, or if any trustee, liquidator, business rescue relating to any material irregularity; practitioner or any similar officer is appointed in respect 11.1.16 if there is a Material Deterioration in the Customer’s of any of the said parties or any of their assets; financial position. 11.1.7 if the Customer or any surety or guarantor for the Customer's indebtedness to the Bank, is unable to pay INITIALS T3

"Material Deterioration" shall mean material 11.1.27 if any other indebtedness of any of the Customer’s deterioration in the Bank’s reasonable opinion; Group is or is declared to be or is capable of being 11.1.17 if the Customer embarks on any process or concludes rendered due and payable before its agreed or normal any transaction in terms of which the Customer assists, maturity by reason of any actual or potential default, or proposes to assist its holding company to acquire its event of default or the like (however described) or is own (i.e. the holding company’s) shares or where the not paid when due or within any applicable grace Customer acquires shares in its holding company; period in any agreement relating to that indebtedness 11.1.18 should the Bank become aware, at any time, of a fact or, as a result of any actual or potential default, event or circumstance (whether same was present at or of default or the like (however described), any Facility before the time of acceptance of this Facility Letter by relating to any such indebtedness is or is declared to the Customer or arose thereafter), which in the be or is capable of being cancelled or terminated reasonably exercised opinion of the Bank has, or could before its agreed or normal expiry date, or any person in the future have, a material adverse effect on the otherwise entitled to use any such Facility is not business, operations, performance, assets or entitled to do so; prospects and financial condition of the Customer or 11.1.28 if any of the aforementioned events of default apply in any of its affiliates or an adverse effect on the respect of any Additional Party; Customer’s ability to perform any of its obligations to 11.2 The Bank may without prejudice to any other rights the Bank in terms of the Facility Letter, or which could hereunder or at law, at any time after the happening of prejudice the Bank’s position with respect to the an Event of Default, by written notice to the Customer: Facilities in any other way; 11.2.1 decline any request by the Customer (or any Additional 11.1.19 if the Customer embarks on any process or concludes Party) to draw down any further monies under the any transaction in terms of which the Customer assists Facilities (or any one or more of them) and/or to further or proposes to assist a third party to acquire shares in Use or avail of any of the Facilities (or any one or more the Customer or in a related or inter-related company of them) including but not limited to any request by the (as such term is defined in the Companies Act) of the Customer (or any Additional Party) to issue further Customer in contravention of the provisions of section Instruments, and/or terminate the Facilities forthwith; 44 of the Companies Act; and/or 11.1.20 should the Customer generally do or omit to do 11.2.2 require on demand payment of all indebtedness under anything which may cause the Bank to suffer any loss the Facilities (or any one or more of them) which is then or damage, including any reputational loss or damage; outstanding and whether or not it is then due for 11.1.21 if the Customer becomes the subject of (or is any way payment, and upon any such demand all that associated with) any adverse information in respect of indebtedness shall immediately become due and the Prevention of Organised Crime Act (No. 121 of payable; and/or 1998) as amended, the Financial Intelligence Centre 11.2.3 require on demand payment of all breakage costs the Act (No. 38 of 2001) as amended and the Protection of Bank may have incurred or sustained or those to be Constitutional Democracy Against Terrorist and incurred or sustained, being all costs, losses and/or Related Activities Act (No. 33 of 2004) as amended, reduced receipts which the Bank may have sustained which, in the Bank’s sole, absolute and unfettered or incurred (or those to be incurred or sustained) in discretion, cause or may cause the Bank any relation to the termination or modification of any reputational harm; arrangements the Bank may have made on account of 11.1.22 should the ultimate beneficial Control of the Customer or in respect of funds borrowed, contracted for or Used change, without the Bank's prior written consent, to fund any amount payable or advanced under the during the subsistence of the Facilities, to the extent Facilities; and/or that the Control of the Customer vests in persons other 11.2.4 terminate the Facilities forthwith and/or withdraw from than those who Control the Customer on the date that any Instruments with immediate effect in accordance the Facilities are accepted by the Customer and/or with the terms thereof; and/or should the shareholders of the Customer as at date of 11.2.5 require on demand Collateral (which includes, without acceptance hereof by the Customer change; limitation, any contingent liabilities under the 11.1.23 if performance under the Instrument(s) is rendered Instruments). impossible de jure or de facto for whatever reason; 11.3 The Bank’s rights under this paragraph shall not be 11.1.24 if the country in which the Customer resides or has its exhaustive but shall be in addition to and without principal office or is incorporated in is involved in war, prejudice to any other rights which it may have under whether declared or not; the Facility Letter or the law. 11.1.25 should the Bank believe, suspect or be notified that the 11.4 The contents of this paragraph shall not derogate from Customer, Additional Party, any surety, guarantor or the Bank’s rights in relation to any Facilities which are other security provider for the Customer's repayable and/or terminable on demand. indebtedness to the Bank, or any person or entity that owns, holds or controls (directly or indirectly), or 12 Certificate derives any benefit (in any manner whatsoever) from, A certificate signed by any manager or divisional one or more of the aforesaid entities (each an "Entity") executive of the Bank (whose appointment or authority or the country in which an Entity is incorporated, need not be proved) as to any amount owing to the becomes a Sanctioned Entity; Bank under the Facility Letter, the rates of interest and 11.1.26 should the Bank become aware, at any time, of a fact any other fact stated therein, shall, on its mere or circumstance (whether same was present at or production, be prima facie proof of the content of such before the Signature Date or arose thereafter), which certificate. leads the Bank to believe or suspect that any bank accounts of any Entity held with the Bank are being used fraudulently, negligently, for money laundering 13 Cession activities, for illegal or terrorist activities, or for any Neither the Customer nor any Additional Parties shall purpose that does not comply with any Law; be entitled to cede or delegate their rights and/or obligations in terms of the Facility Letter to any party without the prior written consent of the Bank which INITIALS T3 consent shall be granted or withheld in the sole, supersede any such separate facility letter and/or absolute and unfettered discretion of the Bank. separate agreement or terms and conditions. 17.6 Upon Signature Date, the Customer agrees and 14 Disclosure of Information acknowledges that: 17.6.1 its indebtedness to the Bank in respect of any Use of 14.1 The Customer authorises the Bank to: the Working Capital Facility under any Previous Facility 14.1.1 use any information provided to the Bank by the Letters is in existence and it remains liable to the Bank Customer for any purpose that the Bank may require for such indebtedness (“Existing Indebtedness”); from time to time; 17.6.2 the Working Capital Facility is a revolving facility in that, 14.1.2 furnish Standard Bank Group Limited, any other the Customer shall be entitled to Use the Facility and if Subsidiary or associate company of Standard Bank it thereafter repays an amount in respect of such Use Group Limited, and any cessionary of the Bank’s rights to the Bank, the amount repaid shall again be available in terms hereof, with any information and to be Used by the Customer for the duration of the documentation they may request regarding the Facility (subject to the terms and conditions of this Facilities, including (without limitation) any security or Facility Letter). Accordingly, any payment and/or any "know your customer" information provided in allocation of payment made in respect of the Working respect of the Facilities, the Additional Parties or the Capital Facility is made to both interest and capital Customer. repayments (whether in whole or part) rendering such unpaid Existing Indebtedness due on the Signature 15 Counterparts Date and consequently, consolidated with any further The Facility Letter may be signed by the signatories indebtedness in respect of any Use under this Facility hereto in counterparts and each signed copy shall Letter (“the New Indebtedness”); together constitute one document. 17.6.3 the Existing Indebtedness has not prescribed due to, inter alia, the payment referred to in paragraph 17.6.2 16 Legal Charges above, any amendments to the Facility Letter, All legal costs and fees (on the attorney and client continued Use of the Facilities and/or this scale) and other charges and expenses in connection acknowledgement by the Customer with the intention with the Facilities including but not limited to all costs of interrupting prescription (“the Interruption incurred or to be incurred by the Bank in the Events”); enforcement of any of its rights under the Facility 17.6.4 each Interruption Event following the Signature Date Letter, the registration and eventual cancellation of any will be an acknowledgment by the Customer of its New bonds referred to in the Facility Letter, and any stamp Indebtedness and/or liability to pay the Bank under or duty due on the required security documents, will be in respect of the Facilities and accordingly, will interrupt for the account of the Customer and payable on prescription of such New Indebtedness at the time of demand. each Interruption Event. 17 Whole Agreement, Variation of Terms, No 18 Severability Indulgence Each provision of the Facility Letter is severable, the 17.1 The Facility Letter constitutes the whole agreement one from the other and, if at any time any provision is between the Bank and the Customer relating to the or becomes or is found to be illegal, invalid, defective subject matter of the Facility Letter. or unenforceable for any reason by any competent 17.2 Save for an amendment referred to in paragraph 8 of court, the remaining provisions shall be of full force and this Appendix A to the Facility Letter headed effect and shall continue to be of full force and effect. "Switching between Facilities", any increase and/or amendment referred to in paragraph 6.11 of Appendix 19 Governing Law and Jurisdiction B to the Facility Letter, or any alteration of the interest 19.1 Any dispute in connection with this Facility Letter, rate, no addition to, variation, or amendment, or including any question regarding its existence, validity consensual cancellation of any of the terms contained or termination, shall be referred to and finally resolved in the Facility Letter shall be of any force or effect by arbitration under the Rules of the Arbitration unless it is recorded in writing and is signed on behalf Foundation of Southern Africa ("AFSA") for of the Bank by one of its authorised officials and Commercial Arbitrations ("the Rules"), including the accepted by the Customer. right to appeal, which Rules are deemed to be 17.3 No indulgence shown or extension of time given by the incorporated by reference into this paragraph. Bank shall operate as an estoppel against the Bank or 19.2 The number of arbitrators shall be one, his/her identity waiver of any of the Bank’s rights unless recorded in shall be agreed in writing between the Bank and the writing and signed by the Bank. Customer within 5 Business Days following the 17.4 The Bank shall not be bound by any express or implied declaration of a dispute between such parties, failing term, representation, warranty, promise or the like not which the arbitrator shall be appointed by AFSA from recorded herein, whether it induced the conclusion of the senior legal practitioners on its panel in terms of the any agreement and/or whether it was negligent or not. Rules, taking into account the value and complexity of 17.5 This Facility Letter supersedes and replaces all the dispute under referral. previous facility letters entered into between the Bank 19.3 The seat, or legal place, of the arbitration shall be and the Customer (“Previous Facility Letters”) in its South Africa and any hearing shall be held in entirety with effect from the date that this Facility Letter Johannesburg. The language to be used in the arbitral is signed by both parties, is returned to the Bank in form proceedings shall be English. Unless the parties agree and substance satisfactory to the Bank and becomes otherwise, the arbitration shall be conducted on an unconditional in accordance with its terms. In the event urgent basis in terms of the Rules. that a separate agreement or terms and conditions 19.4 Nothing contained in this paragraph shall preclude any regulating any specific Facility has been entered into party from approaching a court of competent with the Customer, this Facility Letter shall not jurisdiction within the Republic of South Africa for INITIALS T3 interim relief on an urgent basis pending the final Communications and Transactions Act (No. 25 of outcome of an arbitration referral under this paragraph. 2002). 19.5 The Bank and the Customer agree and irrevocably undertake to keep the arbitration and all matters 21 Independent Advice related thereto strictly confidential. Each party (i) 21.1 The Customer and each Additional Party acknowledges and agrees that it shall not disclose any acknowledges that it has been free to secure and has such information to any person other than its own taken independent legal, tax, accounting and other employees who need to know such information for the advice in relation to the nature and effect of all of the purposes of this paragraph ("Permitted Recipient"); provisions of this Facility Letter and the Facilities or to third parties where it is required to do so under provided herein. Furthermore, the Customer and each law or in terms of regulatory process (ii) shall procure Additional Party acknowledges that all of the provisions that each Permitted Recipient is made aware of and of the Facility Letter and any restrictions therein are complies with its obligations of confidentiality in terms part of the overall intention of the Parties in connection of this paragraph and (iii) gives reasonable notice to with the Facility Letter. the other party as and when any obligation for third 21.2 It is agreed that the Customer and each Additional party disclosure arises. Party has/have not relied on any representation of the 19.6 The terms of this Facility Letter shall be governed by Bank in this regard. and interpreted in accordance with the laws of the Republic of South Africa. 19.7 Each party shall bear its own costs involved in the arbitration proceedings. 20 Domicilium and Notices 20.1 The Customer and each Additional Party chooses as its domicilium citandi et executandi, for all purposes in connection with the Facility Letter, the respective address set out under the Customer’s and each Additional Parties’ acceptance of the Facility Letter. 20.2 The Bank chooses the following address as its domicilium citandi et executandi for all purposes in connection with the Facility Letter: Address: 30 Baker Street, Rosebank, 2196 Attention: Head - Transactional Products and Services South Africa. 20.3 Such domicilium may be changed to another physical address within the Republic of South Africa upon 14 days written notice to the Bank and/or the Customer. 20.4 Any notices sent or delivered to the Customer shall be deemed to have been received, if sent or delivered to the address nominated by the Customer in terms of this paragraph: 20.4.1 by hand, on the date of delivery; 20.4.2 by prepaid registered post, 7 days after the date of posting. 20.5 The Bank and the Customer agree that whilst they may correspond via email during the currency of the Facilities for operational reasons, no formal notice required in terms of the Facility Letter, nor any amendment of or variation to the Facility Letter may be given or concluded via email or via any other data message, as such term is defined in the Electronic INITIALS T3

APPENDIX B

TERMS AND CONDITIONS OF SPECIFIC FACILITIES

1. **Definitions**

The provisions of paragraph 1 of Appendix A to the Facility Letter headed **"Definitions"** are repeated.

2. **Use of Specific Facilities**

2.1 The Customer shall, unless the Bank agrees otherwise, only be entitled to Use those Facilities referred to in the Offer Letter, which Facilities shall in addition to the terms and conditions contained in the Offer Letter and any other appendices thereto and any separate agreement pertaining to such Facilities, be subject to the relevant terms and conditions for each Facility as set out in this Appendix B to the Facility Letter.

3. **Working Capital Facility**

3.1 Availability

3.1.1 Subject to the availability at a particular time and any contrary indication in the Offer Letter or thereafter, the Customer may Use the Working Capital Facility in the manner below and any other manner the Bank may from time to time offer to the Customer as part of the Working Capital Facility; provided that the aggregate amount outstanding at any point in time, under the Working Capital Facility, together with any limit afforded to the Customer for a Revolving Credit Facility, shall not exceed the Maximum Aggregate Limit granted to the Customer for the Working Capital Facility and, neither the Customer nor any of the Additional Parties shall be entitled to Use the Working Capital Facility to the extent that such Use would result in the said Maximum Aggregate Limit being exceeded.

3.2 The Working Capital Facility can be Used in the following ways:

3.2.1 Overdraft

Interest

The initial rate of interest on the overdraft shall be Prime less 0,.25% (zero point two five percent).

Such interest will be payable monthly in arrears and be debited to the relevant Bank Account on a day convenient to the Bank, once in each calendar month in arrears.

3.2.2 Call Loans

Interest

The rate applicable to each call loan, shall be the rate quoted to the Customer (or an Additional Party) by the Bank prior to the Use of each such call loan and the Bank shall be entitled to adjust the rate at its discretion on a daily basis. Interest shall be payable monthly in arrears on dates convenient to the Bank in each calendar month and on the date of repayment of a call loan. Upon agreement by the Bank and the Customer to enter the call loan (whether orally or otherwise) the Bank shall promptly deliver to the Customer written confirmation of such transaction. Such confirmation relating to the transaction shall constitute *prima facie* evidence of the terms agreed between the Bank and the Customer for that transaction. The Customer agrees that the Bank may electronically record all telephone conversations between them.

3.2.3 Short Term Loans

Interest

The rate applicable to each short term loan shall be the rate quoted by the Bank to the Customer (or an Additional Party) prior to the Use of each such short term loan. Interest shall be payable on the due date for repayment of a short term loan unless otherwise agreed between the Bank and the Customer (or an Additional Party).

Repayment

Subject to the Bank's rights in terms of paragraph 2 of Appendix A to the Facility Letter headed **"Duration and Repayment of Facilities"**, all amounts outstanding under each short term loan shall be repayable at the end of a period as stated by the Bank to the Customer (or any Additional Party) for each short term loan prior to the advance of each short term loan.

3.2.4 Offshore Trade and Working Capital Loans

3.2.4.1 **Offshore Loans provided by Standard Finance (Isle of Man) Limited ("SFL"):**

The Use of this Facility shall be subject to SFL having agreed to grant the Customer (or Additional Party) such Facility and the Customer (or the Additional Party, as the case may be) having accepted SFL's separate terms and conditions pertaining to such Facility.

For the purposes of calculating the amount outstanding under the Working Capital Facility, amounts owed to SFL under this Facility shall also be taken into account and the equivalent Rand amount Used under this Facility shall be calculated by notionally converting the balance outstanding under this Facility on a daily basis, to the Rand equivalent using the Bank's daily spot rate of exchange or the rate specified in an applicable forward exchange contract, as the Bank may in its sole discretion decide.

3.2.4.2 **Offshore Loans provided by the Bank**:

Interest

The rate applicable to each loan advanced by the Bank under this Facility, shall be the rate quoted by the Bank to the Customer (or any Additional Party) prior to the advance of each such loan. Interest will be calculated on each loan on the basis of actual days elapsed on a 360-day period (or 365 days for certain currencies determined by the Bank, such as ZAR or GBP) and will be payable in arrears at the end of each consecutive interest period (the duration of which will be the period agreed upon by the Bank and the Customer (or any Additional Party) prior to the advance of each loan) and on the date of repayment of the loan, unless otherwise agreed by the Bank.

Use

A request for a draw down under this Facility must be made no later than 2 Business Days prior to the date of the proposed draw down and will be irrevocable once made.

Repayment

Subject to the Bank's rights in terms of paragraph 2 of Appendix A to the Facility Letter headed **"Duration and Repayment of Facilities"**, all amounts outstanding under each loan shall be repayable at the end of a period as stated by the Bank to the Customer for each loan prior to the advance of each loan.

All amounts outstanding under each loan granted under this Facility shall be repayable in the currency in which such loan was made.

Should the Bank terminate this Facility and require repayment of all amounts outstanding thereunder, or should amounts otherwise fall due under a loan, the Bank shall be entitled, but not obliged, in its sole discretion, to advance funds under the Working Capital Facility and to Use the funds so advanced to settle or reduce the amounts owed to the Bank under this Facility. Any funds advanced by the Bank in terms of this paragraph will be converted to the currency in which the offshore loans were made available, at the Bank's spot rate of exchange on the day on which the

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funds are used to settle or reduce the amounts unfettered discretion and using the methods of outstanding under this Facility or in the Bank’s sole calculation outlined in this paragraph 4.3, of what the discretion the forward exchange rate provided for in Customer could, in a moderately adverse environment, any forward exchange contract which may be in force owe to the Bank at a point of time in the future in at the relevant point in time. respect of all unmatured Derivative Transaction(s) Calculation of Rand Amount Used between the Bank and the Customer at the time of For the purposes of calculating the total Rand amount estimation. The Bank will calculate the PFE of each Used under the Working Capital Facility, the balance Derivative Transaction by using its internal and outstanding under this Facility shall be notionally proprietary risk management models (which models converted on a daily basis to the Rand equivalent using have been developed in accordance with generally the Bank’s daily spot rate of exchange. accepted risk management principles and may be Exchange Control Approval updated and/or modified from time to time by the Bank This Facility may only be Used to the extent that such in its sole discretion) which, in the calculation of the exchange control approval as may be required, has PFE of each Derivative Transaction, take into account been obtained (proof of which has been furnished to the mark-to-market value thereof (calculated as the the Bank). difference between the current market value of the transaction and the contract price), adjusted for various 4. Derivative Products Trading Facility credit risk factors including, but not limited to, the tenor of the relevant transaction and the volatility of the 4.1 Subject to any restrictions which the Bank, in its sole market factor which, depending on the nature of the discretion, may impose on the maximum tenor of any transaction, may have the greatest impact on the future Derivative Transaction(s) and subject further to market value thereof. Accordingly, the PFE of all paragraph 4.4 below, the Customer may enter into unmatured Derivative Transactions between the Bank Derivative Transaction(s) with the Bank on terms and and the Customer may fluctuate in line with the conditions acceptable to the Customer and the Bank. movement of underlying market factors, which may For the purposes of this Facility Letter, "Derivative result in a reduction of the amount of the Derivative Transaction(s)" shall mean one or more of the Products Trading Facility available for further following transactions: Derivative Transactions and may also cause the 4.1.1 any over the counter transaction (including an Maximum Aggregate Limit of such Facility to be agreement with respect thereto) which is a rate swap exceeded. transaction, basis swap, forward rate transaction, 4.4 Should the Maximum Aggregate Limit of the Derivative commodity swap, commodity option, equity or equity Products Trading Facility be exceeded for any reason index swap, equity or equity index option, bond option, whatsoever, including but not limited to adverse market interest rate option, foreign exchange transactions, cap movements, the Bank may refuse to enter into any transaction, floor transaction, collar transaction, further Derivative Transactions with the Customer until currency swap transaction, cross-currency rate swap such time as the Customer’s Use of the Derivative transaction, currency option, credit protection Products Trading Facility falls below the Maximum transaction, credit swap, credit default swap, credit Aggregate Limit for such Facility. default option, total return swap, credit spread transaction, weather index transaction or forward 5. Trade Finance Facility purchase or sale of a security, commodity or other 5.1 For the purposes of this Facility Letter: financial instrument or interest (including any option 5.1.1 "ICC" shall mean the International Chamber of with respect to any of these transactions); Commerce; 4.1.2 any type of transaction which is similar to any 5.1.2 "ISP" shall mean the latest version of the International transaction which is referred to in paragraph 4.1.1 Standby Practices published by the ICC; above that is currently, or in the future becomes, 5.1.3 "Trade Transaction(s)" shall mean any transaction or recurrently entered into in the financial markets; and related transaction which is the subject of any trade- 4.1.3 any combination of these transactions. related service provided by the Bank to the Customer 4.2 The Maximum Aggregate Limit of the Derivative and includes, without limitation, financing, discounting, Products Trading Facility represents the maximum lending or other financial accommodation of aggregate exposure that the Bank is willing to make whatsoever nature made available by the Bank to the available to the Customer in respect of all Derivative Customer in relation to any such transaction; and Transactions which the Customer may enter into with 5.1.3.1 any Documentary Credits and standby letters of credit, the Bank at any time, taking into account, where bills of exchange, documentary collections, bonds, applicable, any netting and/or margining arrangements guarantees, shipping indemnities, trade finance loans, which may be in place between the Bank and the promissory notes, receivables financing; Customer in terms of or pursuant to the 1992 or 2002 5.1.3.2 any type of transaction which is similar to any ISDA Master Agreement as published by the transaction which is referred to in paragraph 5.1.3.1 International Swaps and Derivatives Association above that is currently, or in the future becomes, ("ISDA"), together with the schedule and any relevant recurrently entered into in the trade markets; and addenda thereto (collectively an "ISDA Agreement"). 5.1.3.3 any combination of these transactions. The Customer’s Use of the Derivative Products 5.1.4 "Trade Document" shall mean: Trading Facility at any one time shall be equivalent to 5.1.4.1 any Documentary Credit; the Potential Future Exposure of all unmatured 5.1.4.2 any bill of exchange; Derivative Transactions between the Customer and 5.1.4.3 any written payment instruction by one person to the Bank at such time, calculated in accordance with another to pay a third person; paragraph 4.3 below and taking into account any 5.1.4.4 any invoice or receivable, being the documents applicable netting and/or margining arrangements as evidencing the suppliers’ rights to receive amounts described above. denominated in the currency of such document from 4.3 For the purposes of this Facility Letter, "Potential the Customer; Future Exposure" or "PFE" means the Bank's estimate at such time, in its sole, absolute and INITIALS T3

5.1.4.5 any sale and purchase agreement (however and impose such additional conditions and/or described); requirements as the Bank may in its sole, absolute and 5.1.4.6 any purchase order, being the commercial document unfettered discretion deem fit. issued by the Customer to its supplier, indicating types, 6.6 The Bank may debit Bank Account number 421055499 quantities and agreed prices for goods the supplier will ("the Nominated Bank Account"), or any Bank supply to the Customer, or any document to the same Account, with all fees, charges and commission effect, which shall be evidenced by Invoices or payable in respect of the Instruments at the Bank’s Receivables; ruling rates from time to time, together with interest 5.1.4.7 any documentation relating to the underlying Trade thereon (where applicable), calculated at the Bank’s Transaction; Prime rate, from the date any such sum becomes due 5.1.5 "UCP" shall mean the latest version of the Uniform and payable until the date final payment is received by Customs and Practice for Documentary Credits, the Bank. The Customer understands that any such published by the ICC; fees, charges and commission payable in terms of the 5.1.6 "URDG" shall mean the latest version of the Uniform Instruments will be reviewed annually and any Rules for Demand Guarantees published by the ICC; amendments thereto will be reflected in the Bank’s 5.1.7 "URR" shall mean the latest version of ICC’s Uniform annual pricing letter. Rules for Bank-to-Bank Reimbursement under 6.7 The Customer hereby requests and irrevocably Documentary Credits published by the ICC. authorises the Bank: 5.2 The Trade Finance Facility: 6.7.1 to pay, or settle any claim which may be made against The Trade Finance Facility can be Used by way of the Bank in terms of the Instruments against Supplier Financing Facilities, Receivables Discounting presentation of documentation in accordance with the Facilities, Pre-shipment Financing, Invoice Financing provisions of the underlying Instrument by the Facilities and Refinancing Facilities and/or in any other beneficiary(ies), unless prevented by court order; manner offered by the Bank. 6.7.2 to debit the Nominated Bank Account, or any Bank The Use of this Facility shall be subject to the Customer Account or charge against any other cover held for the (and/or the Additional Party) having accepted the Customer’s account, any sum(s) (or the Rand Bank’s separate terms and conditions pertaining to the equivalent if payment under the Instruments is to be types of trade finance detailed in the paragraph above. made in a foreign currency) detailed in paragraph 6.7.1 above and any expenses related to the payment. If, in 6. Guarantee/Avalisation of Bills of Exchange, / terms of any guarantee issued by the Bank, the Bank Standby Letters of Credit and/or Documentary is automatically required to pay any amount Credit Facilities guaranteed to the beneficiary of such guarantee consequent upon the Bank withdrawing from such 6.1 Subject to the terms of this Facility Letter, the guarantee, the Bank shall be entitled to debit the aggregate amount of any and all guarantees, avalised Customer’s Nominated Bank Account, or any Bank bills of exchange and Documentary Credits issued or Account, with any amount related to such payment. indorsed (as the case may be) by the Bank under the 6.8 The Customer acknowledges that the Bank will pay, or Guarantee/Avalisation of Bills of Exchange and/or settle the claim(s) on demand without regard to any Documentary Credit Facilities respectively shall at no allegation or dispute of any nature which the Customer time exceed the Maximum Aggregate Limits for the or the beneficiary(ies) may allege and without verifying: respective Facilities. 6.8.1 the validity and authenticity of the claim(s); or 6.2 Any Use under the Facilities in respect of: 6.8.2 any alleged non-compliance; or 6.2.1 Documentary Credits will be subject to UCP, unless 6.8.3 the correctness of the amount(s) claimed. stated otherwise in such Documentary Credit; 6.9 The Customer agrees that in the event of the 6.2.2 irrevocable reimbursement will be subject to the ICC’s Nominated Bank Account closing, changing or having URR; insufficient funds and/or whether or not the Maximum 6.2.3 guarantees will be subject to the URDG; and Aggregate Limit in relation to any Facility granted by 6.2.4 standby letters of credit will be subject to the ISP 98 or the Bank to the Customer has been (i) fully Used the latest version of the Uniform Customs and Practice and/or (ii) cancelled and/or (iii) reduced to an amount for Standby Letters of Credit, published by the ICC. which is, on any day, less than the sum claimed in 6.3 The rate of commission applicable to each guarantee paragraph 6.7 above, the Bank may, without reference and Documentary Credit issued and/or avalised bill of to the Customer, debit any other account in the exchange indorsed ("the GBB Rate") shall be agreed Customer’s name with a Standard Bank Group upon at the time the request to issue and/or indorse is member, or any other account held by the Customer made, or alternatively, in the absence of such with any other financial institution. agreement, the Bank’s usual rates of commission shall 6.10 For the avoidance of doubt, it is recorded that the apply and shall be paid on demand by the Customer. Customer and, where applicable, the Additional Parties 6.4 Guarantees/Avalised Bills of Exchange/ Standby shall remain liable for all and any amounts owing by the Letters of Credit, promissory notes and Documentary Customer and/or the Additional Parties (as the case Credits will only be issued or indorsed (as the case may be) to the Bank howsoever arising, including may be) by the Bank under the Guarantee by without limitation, (i) amounts arising in respect of this Bank/Avalisation of Bills of Exchange Facility or Facility Letter or not and/or (ii) arising from or relating Documentary Credit Facility (as the case may be) in from the issuance, payment or settlement of any the Bank’s sole, absolute and unfettered discretion, in claim/s under or in terms of any guarantee issued by formats which are approved of by the Bank and in the the Bank to any third party under the Guarantee by case of the issue of a guarantee and/or Documentary Bank Facility and/or (iii) any loss or damage which the Credit upon the signature on behalf of the Customer of Bank has incurred, and/or (iv) arising from the the Bank’s usual form of application for the issue of a Maximum Aggregate Limit in relation to any Facility guarantee or Documentary Credit (as the case may being exceeded ("the Indebtedness") at the request be). of and/or through Use of any Facility by the Customer 6.5 The Customer acknowledges that the Bank shall have the right to review the Instruments and/or the Facilities INITIALS T3 and/or the Additional Parties (as the case may be), Guarantee by Bank Facility, whichever is earlier, to 3% irrespective of whether or not: per annum above each applicable GBB Rate. 6.10.1 the Customer and/or any Additional Parties (as the case may be) hold any Bank Accounts, or have any 7. Credit Card, Structured Loan, Preference Share facilities, with the Bank, and/or Facility, Vehicle and Asset Finance, Fleet 6.10.2 the Maximum Aggregate Limit in relation to any Facility Management Services, Documentary Credit has been exceeded, fully Used, cancelled, repaid Facility, Trade Finance Facility, Derivative Product and/or reduced to any amount which is, on any day, Trading Facility, any facility not specifically less than the amount of the Indebtedness. referred to in this Appendix B to the Facility Letter 6.11 In the circumstances contemplated in 6.10.2 above, and which is offered by the Bank to the Customer the Customer hereby irrevocably and unconditionally now or in the future authorises the Bank (in its sole, absolute and 7.1 Use of the above Facilities is subject to the Bank’s unfettered discretion, and without notice to the usual terms and conditions pertaining thereto read Customer) to increase and/or re-instate (as the case together with the Facility Letter or, if so required by the may be) the Maximum Aggregate Limit applicable to Bank, to the Customer (or such Additional Parties, as any Facility by an amount which, on any day, results in the Bank may require) having accepted the Bank’s, or the Maximum Aggregate Limit available on such other entity’s that makes such facility available, Facility being equal to the Indebtedness on such day. separate terms and conditions pertaining to the Facility In addition, where the Maximum Aggregate Limit of any in question. Facility is exceeded, the Maximum Aggregate Limit of 7.2 In the event that any of the above Facilities are partially such Facility shall, in the sole discretion of the Bank, or fully repaid in terms of the separate terms and be increased accordingly in terms of this paragraph, to conditions pertaining to the Facility in question, and the reflect the amount by which the Maximum Aggregate Customer (or the relevant Additional Party, as the case Limit has been exceeded. Should the Bank exercise its may be) does not have a right to redraw such rights under or in accordance with the provisions of this repayment/s in terms of the said terms and conditions, paragraph and whether notified to the Customer or not, then the Maximum Aggregate Limit of such Facility/ies the Maximum Aggregate Limits for the Facilities in shall automatically reduce in line with such question shall be deemed to be amended accordingly. repayment/s. If the type of Facility in question was not previously granted to the Customer, such new Facility will be deemed incorporated into the Offer Letter and accordingly in the definition of "the Facilities", and the Maximum Aggregate Limit for such Facility shall be the amount allocated thereto. The provisions of this clause 6.11 shall be without prejudice to any of the Bank’s rights and/or remedies as a result of the Indebtedness. Furthermore, any security currently held by the Bank for the debts of the Customer and/or any Additional Parties shall also constitute security for the Indebtedness. 6.12 The Customer agrees that, in the event that: 6.12.1 the Bank exercises its rights under any of the Instrument/s (including, without limitation, the right to withdraw from an Instrument in accordance with its terms); and/or 6.12.2 the Customer’s applicable internal credit rating, as determined by the Bank at the time of granting the Facilities in accordance with the internal policies and processes, changes in the Bank’s sole, absolute and unfettered discretion, the Bank shall be entitled to exercise its rights under the provisions of paragraph 11.2.4 of Appendix A regardless of whether or not any of the Events of Default have occurred. 6.13 If the Customer fails to provide the Bank with the Collateral to the satisfaction of the Bank, the Bank shall be entitled to adjust the applicable GBB Rate on the occurrence of the events detailed in paragraph 6.12 and/or an Event of Default up to and including the date of remedy of such event or date of termination of the INITIALS T3